Impairment losses	12 Months Ended
Dec. 31, 2020
Disclosure Of Impairment Loss And Reversal Of Impairment Loss [Abstract]
Impairment losses
24.	Impairment losses

	2020	2019	2018
Intangible assets (note 12)	$1,567	$5,296	$142,609
Capital assets (note 10)	665	7,070	5,689
Right-of-use assets (note 11)	18,627	—	—
Option to purchase equipment	—	—	653
Investment in an associate (note 25)	—	—	1,182
Deferred revenue	—	—	(181)
	$20,859	$12,366	$149,952

2020

At the end of 2020, in reviewing its portfolio of compounds in the small molecule therapeutics segment, the Company identified impairment indicators for certain patents. One of the patent families impaired concerned a molecule that had entered into a phase 1 clinical trial in 2019 that was subsequently discontinued after the review of the pharmacokinetic data for the first three cohorts obtained. Following additional pre-clinical studies conducted in 2020 to further the Company’s understanding of the mechanism of action, or MOA, lead to findings that the MOA included engaging a receptor which has been known in other products which engage the same receptor to occasionally cause undesirable side effects. Subsequently, management decided that the preclinical and clinical development activities associated with demonstrating that such molecule did not induce such side effects would be both time-consuming and costly and therefore the future development has been suspended. Another patent family impaired concerned another molecule that is licensed for development with a third party, whose research and development work we believe to be delayed from the agreed upon timelines and is unlikely to perform significant development in the near future. Further, the development of another compound was deprioritized, as the Company wishes to prioritize development of its lead compound fezagepras, as well as GPR84 and OXER1 drug candidates, which led to the impairment of the related patents. These small molecules patents were written down to their net recoverable amount of $nil, as both the FVLCD and the value in use were determined to be insignificant, resulting in an impairment of $1,072 for the year ended December 31, 2020 (note 12).

Subsequent to December 31, 2020, the Company announced it has undertaken to evaluate potential alternatives aimed at minimizing the plasma-derived therapeutics segment cash burn which may result in divestment in whole or part of this business, or other courses of action including but not limited to the closure of the Ryplazim® related operations, in order to focus our resources on the small molecules segment.

As the capital, intangible and ROU assets in the Ryplazim® CGU were no longer to be used as originally planned, management proceeded to review them for impairment and writing them down to their net recoverable value determined as the FVLCD using a market approach. The Ryplazim® CGU includes the assets involved in production, R&D and commercialization activities relating to the Ryplazim® product candidate that has yet to receive regulatory approval for commercialization. The Ryplazim® CGU evaluated excluded the assets pertaining the plasma collection activities since these can generate distinct cash inflows and could potentially be divested separately from the Ryplazim® assets. The plasma collection assets were not considered impaired.

The FVLCD was calculated using a discounted cash flow model for one year and a terminal value of $58.1 million using a post-tax discount rate of 7.75%. The fair value computed by management is considered as a level 3 computation in the fair value hierarchy under IFRS 13, Fair value measurement. As part of this valuation exercise, management needed to make several key assumptions which affected the cash inflows and outflows considered in the model. The significant estimates used in determining the FVLCD are disclosed in note 3.

As a result of this exercise, the Company recorded an impairment of $665 on capital assets (note 10), $18,553 on ROU assets (note 11) and $480 on intangible assets (note 12), respectively, representing an aggregate impairment of $19,698 on these plasma-derived therapeutic assets for the year ended December 31, 2020.

During the year, the Company recorded other impairments amounting to $89.

2019

During the year 2019, the Company, evaluated its intellectual property and the related market opportunities in the context of the Company’s financial situation and has made further decisions about the areas the Company will or will not pursue.

One of these decisions affecting our plasma-derived therapeutic segment was to no longer pursue further indications relating to the human-plasma protein plasminogen. As such, the Company decided it would retain sufficient staff to complete and resubmit a BLA, for congenital plasminogen deficiency and to build ongoing manufacturing supply, but then it would cease all R&D activities in the plasma-derived therapeutics segment not relating to Ryplazim®. Because of this, the Company’s long-term production forecasts for plasminogen were reduced and it was decided that one of its planned manufacturing facilities and a technical transfer facility would no longer be required. The Company also decided to close its R&D facility in Rockville, MD by the end of 2020. Consequently, the capital and intangible assets in the Plasma-derived therapeutics segment that were no longer to be used as originally planned were reviewed for impairment and written-down to their net recoverable value determined as the FVLCD using a market approach. The Company assessed the resale value of the property, plant and equipment, the licenses and patents, in their present condition, less cost of disposal and consequently, recorded an impairment of $7,070 and $4,535 on capital assets and intangible assets, respectively for the year ended December 31, 2019.

In reviewing its portfolio of compounds in the small molecule therapeutics segment, the Company identified compounds that where not within the areas of fibrosis on which it intends to focus and evaluated the net recoverable value of those related patents as $nil, determined as the fair value less cost of disposal using a market approach. An impairment on intangible assets of $634 was recognized for the year ended December 31, 2019.

As a result of the bioseparations business sale, some intellectual property including patents retained by the company are no longer expected to be developed. The company evaluated the net recoverable value of those patents is $nil, using a FVLCD using a market approach. An impairment on intangible assets of $127 was recognized for the year ended December 31, 2019.

2018

As a result of various events affecting the Company during 2018, including; 1) the delay of the commercial launch of Ryplazim® following the identification by the FDA of a number of changes required in the Chemistry, Manufacturing and Controls, or CMC, section of the BLA submission for congenital plasminogen deficiency, 2) the Company’s limited financial resources since the fourth quarter of 2018, which significantly delayed manufacturing expansion plans and resulted in the Company focusing its resources on the resubmission of the Ryplazim® BLA; 3) the recognition of the larger than anticipated commercial opportunities for Ryplazim®, and 4) the change in executive leadership in December 2018, the Company modified its strategic plans during the fourth quarter to focus all available plasma-derived therapeutic segment resources on the manufacturing and development of Ryplazim®, for the treatment of congenital plasminogen deficiency and other indications.

These changes and their various impacts prompted Management to perform an impairment test of the IVIG cash generating unit, which includes assets such as the licenses held by NantPro and Prometic Biotherapeutics inc. amongst others, manufacturing equipment located at its Canadian manufacturing facilities and the CDMO facility at December 31, 2018, and to review whether other assets pertaining to follow-on proteins might be impaired.

In regards to the IVIG CGU, in light of the substantial work, time and investment required to complete a robust CMC package for IVIG prior to the BLA filing, the limited resources available to complete the CMC section and the reduction of the forecasted IVIG production capacity at all plants would significantly delay the commercialisation of IVIG compared to previous timelines and as a result, cash inflows beginning beyond 2023 were not considered in the determination of the value in use due to the inherent uncertainty in forecasting cash flows beyond a five year period, as required by IAS 36, Impairment of Assets. As a result, the value in use for the IVIG CGU was $nil. Management also evaluated the FVLCD and determined that this value would also approximate $nil.

Consequently, impairment losses for the carrying amounts of the NantPro license and a second license acquired in January 2018, giving the rights to use IVIG clinical data and the design plans for a plant with a production capacity in excess of current needs, of $141,025 and $1,584, respectively, were recorded.

The Company acquired an option to purchase equipment located in Europe in January 2018 whose purchase was settled by the issuance of common shares as described in note 19a. An impairment was subsequently recorded on the option to purchase equipment in the amount of $653 since the likelihood of exercising this option is low in view of the current manufacturing and production plans.

Finally, an impairment of $5,689 was recorded on IVIG production equipment, to reduce its value to the FVLCD.

Management also reviewed the carrying amount of its investment in ProThera, as this represents an investment in follow-on proteins the Company had acquired, since the resources for further advancement of these assets are currently limited due to the focus on Ryplazim®.

The uncertainty of future cash flows for product candidates that have not yet commenced phase 1 trials was an important consideration is making these estimates. As a result, the Company recorded an impairment on its investment in an associate of $1,182.  The value in use and the fair value less cost to sell of the investment in an associate were estimated to approximate $nil.